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                          DORAL FINANCIAL CORPORATION



                                       TO


                             BANKERS TRUST COMPANY,

                                    TRUSTEE


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                          FIRST SUPPLEMENTAL INDENTURE

                          DATED AS OF OCTOBER 19, 1998

                   TO INDENTURE DATED AS OF OCTOBER 10, 1996

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         FIRST SUPPLEMENTAL INDENTURE, dated as of October 19, 1998 between
Doral Financial Corporation (formerly First Financial Caribbean Corporation), a Puerto Rico corporation (the "Company"), and Bankers Trust Company, a New York banking corporation, as Trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Company and the Trustee are parties to an Indenture, dated as of October 10, 1996 (the "Original Indenture"), which provided for the issuance of 7.84% Senior Notes due 2006 of the Company; and

         WHEREAS, Section 902 of the Original Indenture provides that with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, the Company, when authorized by Board Resolution, and the Trustee may enter into an indenture or indentures supplemental to the Original Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Original Indenture or of modifying in any manner the rights of the Holders under the Original Indenture, provided that no such supplement shall change, reduce or modify certain items, or impair certain rights, set forth in said Section 902; and

         WHEREAS, the Company believes that the Original Indenture should be amended to (i) eliminate the covenant contained in Section 1008 limiting the incurrence of Indebtedness or issuance of Disqualified Stock by the Company or any of its Subsidiaries, (ii) eliminate the covenant contained in Section 1010 limiting the creation of Liens on any Property, shares of Capital Stock or Indebtedness of the Company or of any Subsidiary; (iii) modify the covenant limiting the issuance of securities by subsidiaries of the Company; (iv) eliminate certain definitions that are no longer required as a result of the foregoing


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modifications; (v) modify the covenant contained in Section 801 restricting mergers and similar transactions to eliminate the reference to compliance with the debt incurrence test contained in Section 1008 that is being eliminated;
(vi) add an additional covenant to the Indenture that would require the Company to maintain a minimum Consolidated Net Worth; (vii) modify the definition of the term "Indebtedness" to eliminate the references to Permitted Indebtedness contained therein and (viii) modify the definition of the term "Company" to reflect the change in the Company's name from First Financial Caribbean Corporation to Doral Financial Corporation.

         WHEREAS, the Board of Directors of the Company has duly authorized the execution and delivery by the Company of this First Supplemental Indenture; and

         WHEREAS, the holders of more than fifty percent (50%) in aggregate principal amount of the Outstanding Securities have specifically consented in writing to and approved the execution hereof;

         NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH: For and in consideration of the premises and the other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee mutually agree as follows:

                                  ARTICLE ONE
                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         SECTION 101.  DEFINITIONS.

         Except as otherwise expressly provided or unless the context otherwise requires, all terms used in this First Supplemental Indenture


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which are defined in the Original Indenture shall have the meanings ascribed to them by the Original Indenture.

         SECTION 102.  EFFECT OF HEADINGS.

         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         SECTION 103.  SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this First Supplemental Indenture by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.

         SECTION 104.  SEPARABILITY CLAUSE.

         In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 105.  BENEFITS OF INSTRUMENT.

         Nothing in this First Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture or the Original Indenture.

         SECTION 106.  GOVERNING LAW.

         This First Supplemental Indenture shall be governed by and construed in accordance with the law of the State of New York.


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                                  ARTICLE TWO
                      AMENDMENT OF THE ORIGINAL INDENTURE

         SECTION 201.  AMENDMENT OF SECTION 101 OF THE ORIGINAL INDENTURE.

         (a) The definition of the term "Company" contained in Section 101 of the Indenture is hereby amended to read in its entirety as follows:

         "'Company' means Doral Financial Corporation until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person."

         (b) The following definitions in Section 101 of the Original Indenture are hereby deleted in their entirety: "Consolidated EBITDA," "Consolidated Income Tax Expense," "Consolidated Interest Coverage Ratio," "Consolidated Interest Expense," "Consolidated Non-Cash Charges," "Consolidated Non-cash Net Income Contributions," "Permitted Indebtedness," "Permitted Liens," and "Restricted Indebtedness."

         (c) Subclause (g) and (h) of clause (i) of the definition of "Indebtedness" in Section 101 of the Original Indenture are hereby amended and restated in their entirety as follows:

         "(g) for reimbursement in respect of letters of credit but only to the extent that the letters of credit do not support an obligation of such Person already included in Indebtedness, or (h) under Interest Rate Protection Agreements;"

         SECTION 202.  AMENDMENT OF SECTION 801 OF THE ORIGINAL INDENTURE.

         The text of Section 801 of the Original Indenture is hereby amended to read in its entirety as follows:

         "The Company shall not consolidate with or merge into any other Person or convey, transfer or lease all or substan-


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         tially all of its Property to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease all or substantially all of its Property to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its Property to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the Property of the Company shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof, the Commonwealth of Puerto Rico or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (3) immediately after giving effect to such transaction, the Company or such surviving entity shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with."


         SECTION 203.  AMENDMENT OF SECTION 1008 OF THE ORIGINAL INDENTURE.

         Section 1008 of the Original Indenture is hereby amended to read in its entirety as follows:


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         "Section 1008.  Maintenance of Consolidated Net Worth.

         The Company shall not permit its Consolidated Net Worth as of the end of each fiscal quarter to be less than $185,000,000."


         SECTION 204.  AMENDMENT OF SECTION 1010 OF THE ORIGINAL INDENTURE.

         Section 1010 of the Original Indenture is hereby deleted in its entirety and replaced with the caption "[RESERVED]."

         SECTION 205.  AMENDMENT TO SECTION 1014 OF THE ORIGINAL INDENTURE.

         The text of Section 1014 of the Original Indenture is hereby amended to read in its entirety as follows:

         "The Company will not (i) sell, pledge, hypothecate or otherwise convey or dispose of any Capital Stock of a Subsidiary or (ii) permit a Subsidiary to issue or sell any Capital Stock or other equity interest to any person (other than to the Company or to a Wholly-Owned Subsidiary of the Company); provided that the foregoing restrictions shall not apply (w) to any such sale, disposition or issuance which does not exceed $5,000,000 in fair market value (as determined in good faith by the Company), (x) to the issuance and sale of nonvoting, nonconvertible preferred stock of any Subsidiary, provided that the aggregate liquidation or stated value of all such nonvoting, nonconvertible preferred stock does not exceed 5% of the Consolidated Net Tangible Assets of the Company, (y) to the issuance or sale of qualifying shares to a director, and (z) to the issuance and sale of preferred securities by a business trust or other entity that qualifies as a Subsidiary for purposes of Section 101 hereof, to the extent that the proceeds of the sale of such preferred securities (less related expenses of the offering) are used to purchase junior subordinated deferred interest securities of the Company or a Subsidiary thereof that qualify as Tier 1 capital for bank holding companies."


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         SECTION 206.  REAFFIRMATION OF ORIGINAL INDENTURE.

         Each of the Company and the Trustee hereby confirms, reaffirms and agrees to the Original Indenture in every particular, as amended by this First Supplemental Indenture.

         SECTION 207. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

         SECTION 208.  TRUST INDENTURE ACT.

         If any provision of this First Supplemental Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939, as it may be amended from time to time, that is required under such Act to be a part of and govern this First Supplemental Indenture, the latter provision shall control. If any provision hereof modifies or excludes any provision of such Act that may be so modified or excluded, the latter provision shall be deemed to apply to this First Supplemental Indenture as so modified or excluded, as the case may be.

                                    *  *  *

         This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                               DORAL FINANCIAL CORPORATION
                                               (formerly First Financial
                                                  Caribbean Corporation)



                                           By: /s/ Salomon Levis
                                              ---------------------------------
                                           Name: Salomon Levis
                                           Title: Chairman of the Board

Attest:

 /s/Richard F. Bonini
----------------------------------
    Secretary
                                           BANKERS TRUST COMPANY


                                           By: /s/Susan Johnson
                                              ---------------------------------
                                           Name: Susan Johnson
                                           Title: Assistant Vice President


Attest:

/s/ Marc J. Parrilla
-------------------------------
    Marc J. Parrilla

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STATE OF NEW YORK                           )
                                            ) ss.
COUNTY OF NEW YORK                          )


         On the 19th day of October, 1998, before me personally came Salomon Levis, to me known, who, being by me duly sworn, did depose and say that he is the Chairman of the Board of Doral Financial Corporation, one of the entities described in and which executed the foregoing instrument; that he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of such corporation, and that he signed his name thereto by like authority.


                                                     /s/ Theresa Gordon
                                                -------------------------------
                                                Notary Public, State of New York
                                                No. 01GO5016739
                                                Qualified in New York County
                                                Commission Expires Aug. 23, 1999



STATE OF NEW YORK                           )
                                            ) ss.
COUNTY OF NEW YORK                          )


         On the 19th day of October, 1998, before me personally came Susan Johnson, to me known, who, being by me duly sworn, did depose and say that he is an Assistant Vice President of Bankers Trust Company, the banking corporation described in and which executed the foregoing instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said banking corporation, and that he signed his name thereto by like authority.


                                                    /s/ Margaret Bereza
                                                -------------------------------
                                                        Margaret Bereza

                                                Notary Public, State of New York
                                                No. 315023900
                                                Qualified in New York County
                                                Commission Expires 2/22/2000


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